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                                                                   EXHIBIT 10.13

                                 AMENDMENT NO. 4
                                       TO
                        NATIONAL SERVICE INDUSTRIES, INC.
                            BENEFITS PROTECTION TRUST

         THIS AMENDMENT made and entered into as of the 27th day of November, 2001 by and between NATIONAL SERVICE INDUSTRIES, INC. (the "Company") and WACHOVIA BANK, N.A., as trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously established a trust agreement known as the National Service Industries, Inc. Benefits Protection Trust (the "Trust"); and

         WHEREAS, the Company now desires to amend the Trust as hereinafter provided;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

         Article 3 is hereby amended by deleting Sections 3.1, 3.2 and 3.3 in their entirety, renumbering Section 3.4 as Section 3.2, and adding a new Section
3.1 as follows:

                  "3.1 At any time, the Company shall have the unlimited right to deliver cash or marketable securities reasonably acceptable to the Trustee to be credited to the Trustee Expense Account. Any amount (together with the income attributable thereto) which is credited to the Trustee Expense Account may be withdrawn by the Company by written notice to the Trustee at any time prior or subsequent to a Threatened Change in Control Period and prior to a Change in Control. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not make any withdrawal from this Trust during a Threatened Change in Control Period or after the occurrence of a Change in Control."

                                       2.

         Section 14.2 is hereby amended by deleting all of that portion of such section after the first sentence.


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                                       3.

         This Amendment No. 4 shall be effective as of the date of this Amendment. Except as hereby modified the Trust shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the day and year first written above.


                                            NATIONAL SERVICE INDUSTRIES, INC.



                                            BY: /s/ James S. Balloun
                                                -------------------------------


                                            WACHOVIA BANK, N.A., AS TRUSTEE



                                            BY: /s/ John N. Smith, III
                                                -------------------------------



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